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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 18, 2014
Date of Report (Date of earliest event reported)

OPLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35656 (Commission File Number)	No. 77-0411346 (I.R.S. Employer Identification No.)

46335 Landing Parkway, Fremont, CA 94538
(Address of principal executive offices) (Zip Code)

(510) 933-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

Agreement and Plan of Merger.

        On November 18, 2014, Oplink Communications, Inc. (the "Company") entered into an agreement and plan of merger ("Merger Agreement") with Koch Industries, Inc. ("Parent"), and Koch Optics, Inc., a wholly owned indirect subsidiary of Parent ("Purchaser"), pursuant to which, and on the terms and subject to the conditions thereof, among other things, Purchaser will commence a tender offer ("Offer"), no later than five business days after the date of the Merger Agreement, to acquire all of the outstanding shares of common stock (along with the associated preferred share purchase rights) of the Company at a purchase price of $24.25 per share in cash, without interest (the "Offer Price"). Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Parent, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any stockholder approvals (the "Merger").

        At the effective time of the Merger (the "Effective Time"), by virtue of the Merger and without any action on the part of the holders of any shares of common stock of the Company, each outstanding share of common stock of the Company, other than any shares irrevocably accepted for payment in the Offer or owned by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be canceled and converted into the right to receive an amount in cash equal to the Offer Price. In addition, immediately prior to the Effective Time each holder of an unexpired and unexercised Company stock option, whether or not vested, will be entitled to receive in consideration of the cancellation of such Company option an amount in cash, without interest and less the amount of any tax withholding, equal to the product of the excess, if any, of the Offer Price over the exercise price of such option and the number of shares of Company common stock underlying such option. Immediately prior to the Effective Time, each holder of a restricted stock unit, whether or not vested, will be entitled to receive in consideration of the cancellation of such restricted stock unit an amount in cash, without interest and less the amount of any tax withholding, equal to the product of the number of shares of Company common stock subject to such restricted stock unit and the Offer Price.

        The obligation of Purchaser to purchase the shares of common stock of the Company tendered in the Offer is subject to the satisfaction or waiver of a number of conditions set forth in the Merger Agreement, including (i) that there shall have been validly tendered in the Offer (in the aggregate) and not properly withdrawn prior to the Expiration Date that number of shares of common stock that, together with the number of shares of common stock (if any) then owned by Purchaser, equals at least a majority of the shares of common stock then issued and outstanding, and (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and to cooperate in seeking regulatory approvals. The Company has also agreed (1) to cease all existing, and agreed not to solicit or initiate any additional, discussions with third parties regarding other proposals to acquire the Company and (2) to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the board of directors of the Company.

        The Merger Agreement also contains certain termination rights in favor of each the Company and Parent, including under certain circumstances the requirement for the Company to pay to Parent a termination fee of $15,500,000. The board of directors of the Company has unanimously (i) determined that the transactions contemplated by the Merger Agreement, including the Offer and the Merger, are advisable, fair to and in the best interests of the Company and its stockholders, (ii) approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger, (iii) resolved that the Merger shall be effected as soon as practicable following the date on which the shares of common stock tendered in the Offer are accepted for payment by Purchaser without a vote of the Company's stockholders pursuant to Section 251(h) of the Delaware General Corporation Law, and (iv) determined to recommend that the Company's stockholders accept the Offer and tender their shares of common stock to the Purchaser in response to the Offer. The board of directors of Parent also has unanimously approved the transaction.

        The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement and the foregoing description of the agreement have been included to provide investors and stockholders with information regarding the terms of the agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the "SEC"). Investors and stockholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties' public disclosures.

Tender and Support Agreement.

        Concurrently with the execution and delivery of the Merger Agreement, on November 18, 2014, each of the directors of the Company entered into a tender and support agreement (a "Tender and Support Agreement") with Parent and Purchaser, pursuant to which each such director agreed, among other things, to tender his or her shares of common stock of the Company pursuant to the Offer. As of November 18, 2014, these directors beneficially owned or had options to acquire a number of shares of common stock of the Company equal to approximately 12% of the outstanding shares of common stock of the Company. Each Tender and Support Agreement terminates in the event the Merger Agreement is terminated.

        The foregoing description of each Tender and Support Agreement is not complete and is qualified in its entirety by reference to the form of the Tender and Support Agreement, which is attached to this report as Exhibit 2.2 and incorporated herein by reference.

Amendment to the Rights Agreement.

        The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 3.03.    Material Modification to Rights of Security Holders.

Amendment to the Rights Agreement

        Prior to the execution of the Merger Agreement, on November 18, 2014, the Company and Computershare Inc., a Delaware corporation (as successor to Computershare Shareowner Services, LLC, a New Jersey limited liability company), as rights agent (the "Rights Agent"), entered into an amendment (the "Rights Agreement Amendment") to that certain Rights Agreement, dated as of September 18, 2012 between the Company and the Rights Agent (the "Rights Agreement").

        Pursuant to the Rights Agreement Amendment, a new Section 37 was added to the Rights Agreement. Section 37 exempts (i) the approval, execution, delivery or performance of the Merger Agreement and the Tender and Support Agreements and (ii) the consummation prior to the termination of the Merger Agreement of the Offer, and the Merger and any other transactions contemplated by the Merger Agreement or Tender and Support Agreements, in each case from (a) resulting in a "Shares Acquisition Date" or a "Distribution Date" or permitting any Rights to be exercised pursuant to Section 7 of the Rights Agreement, or otherwise for consideration, or exchanged pursuant to Section 24 of the Rights Agreement, (b) constituting an event which triggers purchase price adjustment under Section 11(a)(ii) of the Rights Agreement or a consolidation, merger or sale or transfer of assets or earning power under Section 13 of the Rights Agreement, (c) causing any of Purchaser, Parent or their respective affiliates or associates (each, an "Exempt Person") to be deemed an "Acquiring Person" for any purpose under the Rights Agreement and (d) causing any officer, director or employee of any Exempt Person to be deemed, solely by reason of such person's status or authority as such, the "Beneficial Owner" of or to "beneficially own" any securities that are "beneficially owned" by an Exempt Person, including in a fiduciary capacity.

        The description of the terms of the Rights Agreement Amendment is not complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On November 18, 2014, the Board of Directors of the Company determined that it was in the best interests of the Company and its stockholders to amend the Bylaws of the Company (the "Bylaws") and by resolution authorized, approved and adopted an amendment to the Bylaws (the "Bylaw Amendment"). The Bylaw Amendment became effective immediately upon its adoption. The Bylaw Amendment provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event that the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Company to the Company or the Company's stockholders, (iii) any action asserting a claim against the Company or any director or officer or other employee of the Company arising pursuant to any provision of the Delaware General Corporation Law, or the Company's Certificate of Incorporation or the Bylaws, or (iv) any action asserting a claim against the Company or any director or officer or other employee of the Company governed by the internal affairs doctrine.

        The foregoing description of the Bylaw Amendment is not complete and is qualified in its entirety by reference to the Bylaw Amendment, which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 8.01    Other Events.

        On November 19, 2014, the Company issued a joint press release with Parent relating to the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

        Statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as "believe," "may," "could," "will," "estimate," "continue," "anticipate," "intend," "seek," "plan," "expect," "should," "would" or similar expressions are intended to identify forward-looking statements, and are based on the Company's current beliefs and expectations. These forward-looking statements include without limitation statements regarding the planned completion of the Offer and the Merger. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company's actual future results may differ materially from the Company's current expectations due to the risks and uncertainties inherent in its business. These risks include, but are not limited to: uncertainties as to the timing of the Offer and the Merger; uncertainties as to the percentage of the Company's stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; and risks and uncertainties pertaining to the business of the Company, including the risks detailed under "Risk Factors" and elsewhere in Company's public periodic filings with the SEC, as well as the tender offer materials to be filed by Parent and Purchaser and the Solicitation/Recommendation Statement to be filed by the Company in connection with the Offer. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Important Additional Information

        The tender offer for the outstanding common stock of the Company has not yet commenced. This filing and the attached exhibits are not an offer to purchase nor a solicitation of an offer to sell securities. The solicitation and the offer to buy shares of the Company's common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Purchaser intend to file with the SEC. In addition, the Company will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of the Company on Schedule 14D-9 and related materials with respect to the tender offer and the merger free of charge at the website of the SEC at www.sec.gov, and from the information agent named in the tender offer materials. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF THE COMPANY AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 18, 2014, by and among Oplink Communications, Inc., Koch Industries, Inc. and Koch Optics, Inc.
2.2	Form of Tender and Support Agreement, dated as of November 18, 2014, by and among Koch Industries, Inc., Koch Optics, Inc. and Stockholder
3.1	Amendment to the Bylaws of Oplink Communications, Inc., dated as of November 18, 2014
4.1	First Amendment to Rights Agreement, dated as November 18, 2014, by and between Oplink Communications, Inc. and Computershare Inc. (as successor to Computershare Shareowner Services, LLC), as rights agent
99.1	Joint Press Release of Oplink and Koch Industries dated November 19, 2014

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.
Date: November 19, 2014	By:	/s/ JOSEPH Y. LIU
		Name: Title:	Joseph Y. Liu CEO

 Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 18, 2014, by and among Oplink Communications, Inc., Koch Industries, Inc. and Koch Optics, Inc.
2.2	Form of Tender and Support Agreement, dated as of November 18, 2014, by and among Koch Industries, Inc., Koch Optics, Inc. and Stockholder
3.1	Amendment to the Bylaws of Oplink Communications, Inc., dated as of November 18, 2014
4.1	First Amendment to Rights Agreement, dated as November 18, 2014, by and between Oplink Communications, Inc. and Computershare Inc. (as successor to Computershare Shareowner Services, LLC), as rights agent
99.1	Joint Press Release of Oplink and Koch Industries dated November 19, 2014

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  Item 1.01 Entry into a Material Definitive Agreement.
  Item 3.03. Material Modification to Rights of Security Holders.
  Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index